WT MUTUAL FUND

                       WILMINGTON PRIME MONEY MARKET FUND
                    WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                       WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND
                       WILMINGTON LARGE-CAP STRATEGY FUND
                       WILMINGTON SMALL-CAP STRATEGY FUND
                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND
                  WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                 WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                          (COLLECTIVELY, THE "FUNDS")


Supplement dated November 28, 2011 to the Funds' Summary Prospectuses dated November 1, 2011, as amended or restated from time to time

THE INFORMATION IN THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT IN THE SUMMARY PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH SUCH DOCUMENTS.

On November 17, 2011, the Board of Trustees of the WT Mutual Fund (the "Trust") approved an Agreement and Plan of Reorganization (the "Plan") on behalf of the Funds, each a series of the Trust (each an "Acquired Fund" and together, the "Acquired Funds"). The Board determined that each of the proposed reorganizations would be in the best interests of the Funds and their shareholders. The proposed Plan contemplates that each Acquired Fund's assets and liabilities, as set forth in the Plan, would be transferred into a corresponding series of the MTB Group of Funds (each, an "Acquiring Fund" and together, the "Acquiring Funds"), and shareholders in each Acquired Fund will become shareholders in the corresponding Acquiring Fund.

Investors who own shares of each Acquired Fund as of the close of business on or about December 23, 2011 ( "Shareholders of Record") will be asked to approve the reorganization of the applicable Acquired Fund into a corresponding Acquiring Fund at a shareholder meeting to be held on or about February 21, 2012. If approved by the Shareholders of Record and other closing conditions are satisfied, the assets and liabilities of each Acquired Fund, as set forth in the Plan, will become the assets and liabilities of the corresponding Acquiring Fund and shareholders in each Acquired Fund will become shareholders in the corresponding Acquiring Fund. The reorganizations are expected to close on or about March 2, 2012.

A proxy statement/prospectus providing notice of the shareholder meeting and details of the proposed reorganizations will be mailed to Shareholders of Record of the Acquired Funds. The proxy statement will also be available on the Securities and Exchange Commission's website at http://www.sec.gov or by contacting the Trust at (800) 336-9970.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE